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                                                                    EXHIBIT 23.2

                   [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLC]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Proxy Statement and Prospectus constituting part of the Registration Statement of UIL Holdings Corporation on Form S-4 of our reports dated February 12, 1999 appearing on page 86 and page 89 of The United Illuminating Company's Annual Report on Form 10-K for the year ended December 31, 1998.